Exhibit 99.1

NEWS RELEASE
Investor Contacts
Lisa Elliott, DRG&L lelliott@drg-1.com / 713-529-6600
C&J Energy Services, Inc.
Danielle Hunter, Senior Counsel dhunter@cjenergy.com /713- 260-9900

FOR IMMEDIATE RELEASE

C&J ENERGY SERVICES PARTICIPATES IN THE CREDIT SUISSE 2012 ENERGY SUMMIT AND PROVIDES UPDATE ON ITS HYDRAULIC FRACTURING FLEETS

HOUSTON, TEXAS – FEBRUARY 6, 2012—C&J Energy Services, Inc. (NYSE:CJES) (“C&J”), a leading provider of premium hydraulic fracturing, coiled tubing and pressure pumping services to the oil and gas industry, today announced that its management will be participating in the Credit Suisse Energy Summit to be held in Vail, Colorado. Management will be holding one-on-one meetings with institutional investors on February 9 and 10, 2012.

C&J also reported that all six of its contracted hydraulic fracturing fleets are being fully utilized, including the first phase of its newly built Fleet 6. The first 16,000 horsepower of Fleet 6 has been continuously utilized for vertical completions since its December delivery and deployment in the Permian Basin, with the remaining 22,000 horsepower being deployed in the Permian Basin for horizontal completions within the next two weeks. With the re-deployment of a fleet from the Haynesville Shale to the Eagle Ford Shale basin under contractual provisions, 100% of its hydraulic fracturing equipment is currently operating in oil and liquids rich basins. C&J continues to anticipate that Fleets 7 and 8 will be delivered on schedule, with Fleet 7 expected by the beginning of the second quarter and Fleet 8 during the third quarter. C&J believes that its growing reputation for providing superior operating performance in the most complex plays will continue to serve as a competitive advantage in such plays.

About C&J Energy Services, Inc.

We are an independent provider of premium hydraulic fracturing, coiled tubing and pressure pumping services with a focus on complex, technically demanding well completions. In addition, through our subsidiary Total E&S, Inc., we manufacture and repair equipment to fulfill our internal needs as well as for companies in the energy services industry. We operate in what we believe to be some of the most geologically challenging basins in South Texas, East Texas/North Louisiana, Western Oklahoma/Texas Panhandle and West Texas/East New Mexico. We are in the process of acquiring additional hydraulic fracturing fleets and evaluating opportunities with existing and new customers to expand our operations into new areas throughout the United States with similarly demanding completion and stimulation requirements. For more information, visit www.cjenergy.com.

Forward-Looking Statements and Cautionary Statements

This news release (and any oral statements made regarding the subjects of this release) contains certain statements and information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “plan,” “estimate,”

“project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “potential,” “would,” “may,” “probable,” “likely,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this press release specifically include statements, estimates and projections regarding our business outlook and plans, future financial position, liquidity and capital resources, operations, performance, acquisitions, returns, capital expenditure budgets, costs and other guidance regarding future developments. Forward-looking statements are not assurances of future performance. These forward-looking statements are based on management’s current expectations and beliefs, forecasts for our existing operations, experience, and perception of historical trends, current conditions, anticipated future developments and their effect on us, and other factors believed to be appropriate. Although management believes that the expectations and assumptions reflected in these forward-looking statements are reasonable as and when made, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all). Moreover, our forward-looking statements are subject to significant risks and uncertainties, many of which are beyond our control, which may cause actual results to differ materially from our historical experience and our present expectations or projections which are implied or expressed by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risks relating to economic conditions; volatility of crude oil and natural gas commodity prices; delays in or failure of delivery of our new fracturing fleets or future orders of specialized equipment; the loss of or interruption in operations of one or more key suppliers; oil and gas market conditions; the effects of government regulation, permitting and other legal requirements, including new legislation or regulation of hydraulic fracturing; operating risks; the adequacy of our capital resources and liquidity; weather; litigation; competition in the oil and natural gas industry; and costs and availability of resources.

For additional information regarding known material factors that could cause our actual results to differ from our present expectations and projected results, please see our filings with Securities and Exchange Commission, including our most recent Quarterly Report on Form 10-Q. Readers are cautioned not to place undue reliance on any forward-looking statement, which speaks only as of the date on which such statement is made. We undertake no obligation to correct, revise or update any forward-looking statement after the date such is made, whether as a result of new information, future events or otherwise, except as required by applicable law.

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